Exhibit 99.2 3RD QUARTER 2019 EARNINGS CALL NOVEMBER 7, 2019

CAUTIONARY STATEMENT This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, costs, prospects, capital investments or performance or underlying assumptions (including future regulatory filings and recovery, liquidity, capital resources, balance sheet, cash flow, capital investments and management, financing costs and rate base or customer growth) and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation include statements about the acquisition and integration of Vectren Corporation (the “merger”), our growth and guidance (including earnings; customer, utility and rate base growth expectations; anticipated merger cost savings; and non-utility business performance), the performance of and our strategy with respect to Enable Midstream Partners, LP (“Enable”), operation and maintenance expense management efforts, capital resources and expenditures, our regulatory filings and projections (including the pending Houston Electric rate case and the potential impacts of the Proposal for Decision (“PFD”) issued by the administrative law judges in that case, and the Integrated Resources Plan and generation plan with an anticipated timeline in Indiana), our credit quality expectations, among other statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth, Enable’s performance and ability to pay distributions and other factors described in CenterPoint Energy’s Form 10-K for the year ended December 31, 2018 and Form 10-Q for the quarter ended September 30, 2019 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Certain Factors Affecting Future Earnings” and in other filings with the SEC by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. A portion of slides 12 and 13 are derived from Enable’s investor presentation as presented during its Q3 2019 earnings presentation dated November 6, 2019. The information in these slides is included for informational purposes only. The content has not been verified by us, and we assume no liability for the same. You should consider Enable’s investor materials in the context of its SEC filings and its entire investor presentation, which is available at http://investors.enablemidstream.com. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. 2

ADDITIONAL INFORMATION Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (“GAAP”), including presentation of income available to common shareholders and diluted earnings per share, the Company also provides guidance based on adjusted income and adjusted diluted earnings per share, which are non- GAAP financial measures. Additional non-GAAP financial measures used by the Company include funds from operations (“FFO”), core operating income and adjusted operating income. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. The Company’s adjusted income and adjusted diluted earnings per share used in providing earnings guidance calculation excludes from income available to common shareholders and diluted earnings per share, respectively, the impact of ZENS and related securities and mark-to-market gains or losses resulting from the Company’s Energy Services business. The Company’s guidance for 2019 does not reflect (a) certain merger impacts, which are integration and transaction-related fees and expenses, including severance and other costs to achieve anticipated cost savings as a result of the merger and merger financing impacts in January, before the completion of the merger due to the issuance of debt and equity securities to fund the merger that resulted in higher net interest expense, preferred stock dividend requirements and higher common stock share count and (b) potential impacts of the pending Houston Electric rate case. The core operating income calculation for the Company’s Houston Electric – T&D reportable segment excludes the transition and system restoration bonds. The adjusted operating income calculation for Energy Services excludes mark-to-market gains and losses and for Infrastructure Services excludes certain merger-related expenses. A reconciliation of income available to common shareholders and diluted earnings per share to the basis used in providing guidance is provided in this presentation on slides 34-37. The Company is unable to present a quantitative reconciliation of forward-looking adjusted income and adjusted diluted earnings per share used in providing earnings guidance because changes in the value of ZENS and related securities and mark-to-market gains or losses resulting from the Company’s Energy Services business are not estimable as they are highly variable and difficult to predict due to various factors outside of management’s control. These excluded items, along with the excluded impacts associated with the merger and potential impacts of the pending Houston Electric rate case, could have a material impact on GAAP-reported results for the applicable guidance period. A reconciliation of adjusted operating income for Energy Services and Infrastructure Services are provided in this presentation on slide 38. Management evaluates the Company’s financial performance in part based on adjusted income, adjusted diluted earnings per share, core operating income and adjusted operating income. We believe that presenting these non-GAAP financial measures enhances an investor’s understanding of the Company’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non- GAAP financial measures exclude items that Management believes does not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables on slides 34-38. The Company’s adjusted income, adjusted diluted earnings per share, core operating income and adjusted operating income non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders, diluted earnings per share and operating income, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. 2019 Earnings Per Share Guidance Assumptions CenterPoint Energy’s 2019 earnings per share guidance range considers operations performance to date and assumptions for certain significant variables that may impact earnings, such as customer growth (approximately 2% for electric operations and 1% for natural gas distribution) and usage including normal weather, throughput, commodity prices, recovery of capital invested through rate cases and other rate filings (excluding potential impacts of the pending Houston Electric rate case), effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings, as well as the volume of work contracted in our Infrastructure Services business. The range also considers anticipated cost savings as a result of the merger. The range assumes the lower end of Enable’s 2019 guidance range for net income attributable to common units, provided on Enable’s Q3 2019 earnings call on November 6, 2019. In providing this guidance, CenterPoint Energy uses a non-GAAP measure of adjusted diluted earnings per share that does not consider other potential impacts, such as changes in accounting standards or unusual items, including those from Enable, earnings or losses from the change in the value of ZENS and related securities, or the timing effects of mark-to-market accounting in the Company’s Energy Services business, which, along with the certain excluded impacts associated with the merger, could have a material impact on GAAP reported results for the applicable guidance period. Refer to the information above in “Use of Non-GAAP Financial Measures” for reconciliation information. 3

AGENDA

Scott Prochazka President and CEO	• Third Quarter Performance • Business Unit and Regulatory Highlights - Houston Electric – T&D - Natural Gas Distribution - Indiana Electric • Midstream Update • Strategic Objective	
Xia Liu EVP and CFO	• Third Quarter Consolidated EPS Drivers • Utility Highlights • 2019 Guidance Basis EPS Forecast • 2020 Guidance Basis EPS Outlook	
Appendix	• Business Segment Operating Income Drivers • YTD Consolidated Guidance Basis EPS Drivers • Energy Services and Infrastructure Services Performance and Projections • Infrastructure Services Overview and Backlog • Regulatory Updates • Merger-Related Expenses Detail • Income, EPS and Operating Income Reconciliations	

4

THIRD QUARTER 2019 PERFORMANCE Q3 YTD 2019 2018 2019 2018 GAAP Diluted EPS $0.47 $0.35 $1.08 $0.56 Vectren merger impacts(1) 0.05 0.04 0.32 0.10 Energy Services mark-to-market (gains) losses 0.00 0.00 (0.08) 0.13 ZENS-related mark-to-market (gains) losses: Marketable securities(2) (0.09) (0.08) (0.32) (0.12) Indexed debt securities(3) 0.10 0.08 0.34 0.57 Guidance Basis $0.53 $0.39 $1.34 $1.24 (Non-GAAP) Diluted EPS Notes: Refer to slide 3 for information on non-GAAP measures; YTD – Nine months ended September 30 (1) Integration and transaction-related fees and expenses, including severance and other costs to achieve anticipated cost savings, as well as financing impacts before the completion of the merger (2) As of and after June 14, 2018, comprised of common stock of AT&T Inc. and Charter Communications, Inc. Prior to June 14, 2018, comprised of common stock of Time Warner Inc. and Charter Communications, Inc. Results prior to January 31, 2018 also included common stock of Time Inc. 5 (3) YTD 2018 results include amount associated with the acquisition of Time Warner Inc. by AT&T Inc. as well as the Meredith tender offer for Time Inc. common stock

HOUSTON ELECTRIC PERFORMANCE METRICS Over 20% customer growth Approaching $8 billion capital deployed over past decade over past decade to serve growing 2.6 customer base $1,000 2.5 2.4 (in (in millions) $800 2.3 Numberofcustomers $ in millions in $ 2.2 $600 2.1 2.0 $400 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019E 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019E Below average T&D rate(1) across ACSI highest residential customer utility peers in Texas satisfaction ranking(2) among investor- $0.060 owned utilities $0.055 $0.050 $0.045 $/kWh $0.040 $0.035 $0.030 Houston Electric Other investor-owned utilities Houston Electric Other Texas utilities Average Notes: ACSI – American Customer Satisfaction Index. Refer to slide 2 for information on forward-looking statements 6 (1) Based upon current tariffs (2) Based on ACSI Energy Utilities Report 2018 - 2019

HOUSTON ELECTRIC RATE CASE PFD FINANCIAL IMPLICATIONS • Operating income reduction: – ~$138 million(1) compared to request – ~$27 million(1) compared to current rates • FFO reduction from request to PFD of ~$130 million(1)(2)(3) • A pre-tax write-off of ~$120 million and a one-time refund(3) resulting from the rate base disallowances Note: Please refer to slide 3 for information on non-GAAP measures. Please see slides 28 – 29 for full detail on regulatory filings. On October 10, 2019, Houston Electric filed its exceptions to the PFD with the PUCT. The exceptions and any supplements or corrections to those exceptions may be viewed at the following website: http://interchange.puc.texas.gov/Search/Filings?UtilityType=A&ControlNumber=49421&ItemMatch=Equal&DocumentType=ALL&SortOrder=Ascending. Additionally, CenterPoint Energy and Houston Electric filed a Form 8-K on October 11, 2019, which may be viewed at the following website: https://www.sec.gov/ix?doc=/Archives/edgar/data/48732/000113031019000034/a8-k701ceheratecasepfd.htm PFD – Proposal for Decision; PUCT – Public Utility Commission of Texas; FFO – Funds From Operations (1) Assumes issues of $17 million identified in PFD are adjusted; proposed ring fencing provisions could further increase costs. (2) Inclusive of the after tax impacts of operating income change from request to PFD, reduced depreciation and amortization and acceleration of excess deferred income taxes proposed in PFD (3) In addition, a separate proceeding at the PUCT may be required that would determine the amount, if any, of $158 million excess deferred income taxes on securitized assets to be provided to customers 7

HOUSTON ELECTRIC RATE CASE TIMELINE

Stage	Details
PFD	✓ ALJs at State Office of Administrative Hearings issue PFD on September 16th, returning case to PUCT
Exceptions & Responses	✓ Houston Electric and parties exceptions to PFD filed on October 10th ✓ Houston Electric and parties filed replies to exceptions on October 24th
PUCT deliberation & decision	• Deliberations by PUCT expected to begin at open meeting on November 14th, continuing if necessary at subsequent open meetings • PUCT order issued on the case
Motion for rehearing	• Houston Electric or other parties could file motions for rehearing based on the order issued by the PUCT
Rates effective	• New rates go into effect 45 days after PUCT order becomes final

Note: Please see slides 28 – 29 for full detail on regulatory filings. On October 10, 2019, Houston Electric filed its exceptions to the PFD with the PUCT. The exceptions and any supplements or corrections to those exceptions may be viewed at the following website: http://interchange.puc.texas.gov/Search/Filings?UtilityType=A&ControlNumber=49421&ItemMatch=Equal&DocumentType=ALL&SortOrder=Ascending. Additionally, CenterPoint Energy and Houston Electric filed a Form 8-K on October 11, 2019, which may be viewed at the following website: https://www.sec.gov/ix?doc=/Archives/edgar/data/48732/000113031019000034/a8-k701ceheratecasepfd.htm; ALJ – Administrative Law Judge; PFD – Proposal for Decision; PUCT – Public Utility Commission of Texas

8

NATURAL GAS DISTRIBUTION PERFORMANCE METRICS

CenterPoint Energy

Approaching 10% customer growth(1) over past decade. Addition of over 1 million customers from merger



Number of customers (in millions)
3.6
3.5
3.4
3.3
3.2
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019E

Over $5 billion capital deployed over past decade to serve growing customer base



$ in millions
$1,000
$800
$600
$400
$200
$0
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019E
Legacy CNP jurisdictions
IN and OH jurisdictions

Keeping rates low while providing safe, reliable service to our customers



$/CCF(3)
$1.30
$1.25
$1.20
$1.15
$1.10
$1.05
$1.00
$0.95
~ -1.3% 10 yr CAGR
2009
2014
2019E

J.D. Power highest residential customer satisfaction ranking(2)



Natural Gas Distribution
Other utilities

Notes: Refer to slide 2 for information on forward-looking statements. CCF – 100 cubic feet

(1) Exclusive of jurisdictions acquired through the merger

(2) CenterPoint Energy received the highest score in the South Large segment of the J.D. Power 2017-2019 Gas Utility Residential Customer Satisfaction Studies (tied in 2017) of customers' satisfaction with their residential gas provider. Visit jdpower.com/awards

(3) Annual average of $/CCF for each natural gas jurisdiction. Vectren natural gas distribution utilities were not a part of CenterPoint Energy until February 1, 2019; 2009 and 2014 amounts exclude Indiana and Ohio jurisdictions

9

NATURAL GAS DISTRIBUTION REGULATORY UPDATES

CenterPoint Energy

- ✓ Ohio rate case – $23 million(1)
- ✓ Ohio DRR – $11 million(1)
- ✓ Arkansas FRP – $7 million(1)
- ✓ Minnesota CIP – $11 million(2)
- Indiana CSIA – requesting $7 million(1)
- Louisiana RSP – requesting $3 million(1)
- Minnesota general rate case – requesting $62 million(1); anticipate $53 million of interim rates going into effect early next year
- Beaumont/East Texas general rate case – anticipated fourth quarter 2019



Note: Refer to slide 2 for information on forward-looking statements. Please see slides 30 – 32 for full detail on regulatory filings; DRR – Distribution Replacement Rider; FRP – Formula Rate Plan; CIP – Conservation Improvement Program; CSIA - Compliance and System Improvement Adjustment; RSP – Rate Stabilization Plan; photo of natural gas distribution pipeline work from the Minnesota region

(1) Annual increase in current revenues

(2) Recovery of an $11 million incentive and incremental CIP costs as approved by the Minnesota Public Utility Commission

10

INDIANA ELECTRIC GENERATION TIMELINE Anticipated New Generation Timeline: 2019 2020 2021+ • Q3: Received all source RFP • Q2: Anticipate IRP filing • Anticipate decision on and began initial evaluation (does not require approval) proposed solutions • RFP evaluation to be shared • Q3/Q4: Potential filing(s) for • Potential investment begins at stakeholder meeting in certificate(s) of approval December 11 Note: RFP – Request for Proposals; IRP – Integrated Resource Plan. Refer to slide 2 for information on forward-looking statements

ENABLE EARNINGS CALL HIGHLIGHTS • Focus on securing and executing growth projects including Gulf Run and MASS(1) • Rig efficiencies helping to support volumes despite decline in rig count • Anticipate strong distribution coverage for 2020, with the ability to self-fund the majority of 2020 expansion capital with excess distributable cash flow • Announced 2020 guidance of $385 - $445 million net income attributable to common units 12 Source: Enable’s 3rd quarter earnings presentation dated November 6, 2019 (1) Merge, Arkoma, SCOOP and STACK transportation project

ENABLE: STABLE CASH DISTRIBUTION SUPPORTING UTILITY GROWTH Anticipated cumulative cash provided by Enable stake(1) $3.0 $2.5 $2.0 $1.5 $ Billions $ $1.0 $0.5 $0.0 2019E 2020E 2021E 2022E 2023E On November 5, 2019, Enable declared a quarterly cash distribution of $0.3305 per unit on all outstanding common units Note: Please reference Enable’s third quarter 2019 Form 10-Q and earnings materials dated November 6, 2019. Refer to slide 2 for information on forward-looking statements 13 (1) Represents distributions on Enable common units only; based on actual distributions received life-to-date through September 30, 2019 and anticipated future amounts based on current common unit distribution levels

STRATEGIC OBJECTIVE: INCREASE UTILITY EARNINGS CONTRIBUTION • Execute on merger integration 2019 Estimated Earnings(1) Contribution • Optimize regulatory outcomes 25% Non-Utility • Manage O&M 75% Utility • Invest in utilities Note: Refer to slide 2 for information on forward-looking statements and slide 3 for information on non-GAAP measures (1) Calculated as a combined total of operating income and Midstream equity earnings, where operating income excludes Houston Electric transition and system restoration bonds, Energy Services 14 mark-to-market gains and losses as well as certain merger-related expenses

AGENDA

Scott Prochazka
President and CEO

- Third Quarter Performance
- Business Unit and Regulatory Highlights
  - Houston Electric – T&D
  - Natural Gas Distribution
  - Indiana Electric
- Midstream Update
- Strategic Objective

Xia Liu
EVP and CFO

- Third Quarter Consolidated EPS Drivers
- Utility Highlights
- 2019 Guidance Basis EPS Forecast
- 2020 Guidance Basis EPS Outlook



Appendix

- Business Segment Operating Income Drivers
- YTD Consolidated Guidance Basis EPS Drivers
- Energy Services and Infrastructure Services Performance and Projections
- Infrastructure Services Overview and Backlog
- Regulatory Updates
- Merger-Related Expenses Detail
- Income, EPS and Operating Income Reconciliations

15

Q3 2019 GUIDANCE BASIS EPS[1]



$0.39
$0.23
Primary Drivers:
↑ $0.10 Businesses Acquired in the Merger
↑ $0.08 O&M Management
↑ $0.03 Rate Relief
↑ $0.02 Customer Growth
↑ $0.03 Weather
↓ $0.03 Other
$0.11
Primary Drivers:
↑ $0.08 Businesses Acquired in the Merger
↑ $0.03 Energy Services
$0.01
Primary Drivers:
↓ Enable performance
$0.19
Primary Drivers:
↑ $0.03 Effective tax rate
↓ $0.19 Merger Financing
↓ $0.03 Interest and other
$0.53
Q3 2018 Guidance Basis EPS (1)
Utility Operations Operating Income (2)
Energy Services and Infrastructure Services Operating Income (3)
Midstream Investments (4)
Other (5)
Q3 2019 Guidance Basis EPS (1)

Note: All bars exclude certain merger integration and transaction related fees and expenses. Bars for Utility Operations; Energy Services and Infrastructure Services; and Midstream Investments all utilize the 2018 tax rate and the 2018 share count

(1) Please refer to slide 34 for reconciliation to GAAP measures and slide 3 for information on non-GAAP measures
(2) Includes Houston Electric – T&D, Indiana Electric – Integrated and Natural Gas Distribution; excludes transition and system restoration bonds and TCJA revenue reductions. See slides 22 and 23 for details
(3) Energy Services excludes mark-to-market loss of $2 million in 2019 and gain of $1 million in 2018
(4) Please reference Enable's third quarter 2019 Form 10-Q and earnings materials dated November 6, 2019
(5) Includes the Corporate and Other segment, TCJA revenue reductions attributable to the Houston Electric – T&D and legacy CenterPoint Natural Gas Distribution jurisdictions, as well as other income, interest expense (excluding transition and system restoration bonds), income taxes, preferred stock dividend requirements and the increase in share count

16

STRONG UTILITY CUSTOMER GROWTH 4,539 1,031 3,461 3,508 3,508 2,475 2,523 Number of customers (‘000s) of customers Number Q3 2018 Q3 2019 Q3 2018 Q3 2019 Total including jurisdictions Houston Electric Natural Gas Distribution acquired through the merger Note: 17 (1) Exclusive of jurisdictions acquired through the merger

STRONG UTILITY PERFORMANCE Utility O&M Management(1) Utility Capital Investments(2) 0.1 2.4 ~2.6 ~$100 million Anticipated YOY 2.3 decline(1) (6% reduction) $ Billions $ 1.6 $ Billions $ 1.5 2018 2019E 2019 capital (3) Anticipated 2019 2019 capital Anticipated average incremental capital forecast annual capital (4) forecast for 2020 - 2024 Note: Refer to slide 2 for information on forward-looking statements (1) Inclusive of Houston Electric, Indiana Electric Integrated and Natural Gas Distribution business segments. Excluding utility costs to achieve and amounts with revenue offsets. 2019 results include actuals for January 1, 2019 through September 30, 2019 and projections for October 1, 2019 through December 31, 2019. Amounts are inclusive of Vectren utilities even though they were not a part of CenterPoint Energy until February 1, 2019 (2) Inclusive of total CenterPoint Energy capital excluding Energy Services and Infrastructure Services 18 (3) Based on capital disclosed in Q4 2018 earnings materials (4) Anticipated to be at least at the average of annual forecasted capital level for the periods 2019 through 2023 per capital disclosed in Q4 2018 earnings materials

2019 GUIDANCE BASIS EPS (1)
NEAR TOP END OF GUIDANCE RANGE



First Nine Months $0.10(5)
Three Months Remaining
$1.60
$0.36
Q4
$1.24
Sept
YTD
2018 Guidance Basis EPS (1)
$0.49
Utility Operations Operating Income (2)
$0.08
Energy Services and Infrastructure Services Operating Income (3)
$0.01
Midstream Investments
$0.48
Other (4)
$0.16
Utility Operations Operating Income (2)
$0.05
Energy Services and Infrastructure Services Operating Income (3)
$0.07
Midstream Investments
$0.15
Other (4)
$1.69
$1.70
$1.60
$1.34
Sept
YTD
2019 Guidance Basis EPS (1)

Note: Refer to slide 2 for information on forward-looking statements and refer to slide 3 for information on non-GAAP measures and 2019 earnings per share guidance assumptions that include assumptions for certain significant variables that may impact earnings. Guidance does not consider other potential impacts, such as changes in accounting standards or unusual items, including those from Enable, earnings or losses from the change in the value of ZENS and related securities, or the timing effects of mark-to-market accounting in the Company's Energy Services business and certain excluded impacts associated with the merger and potential impacts of the pending Houston Electric rate case. All bars exclude certain merger integration and transaction related fees and expenses as well as merger financing impacts before the completion of the merger. Legacy Vectren results represented for February 1, 2019 through December 31, 2019 only. Bars for Utility Operations; Energy Services and Infrastructure Services; and Midstream Investments all utilize the 2018 tax rate and the 2018 share count

(1) Please refer to slides 34 – 37 for reconciliation to GAAP measures
(2) Includes Houston Electric – T&D, Indiana Electric – Integrated and Natural Gas Distribution; excludes transition and system restoration bonds and TCJA revenue reductions
(3) Energy Services excludes mark-to-market gains and losses
(4) Includes the Corporate and Other segment, TCJA revenue reductions attributable to the Houston Electric – T&D and legacy CenterPoint Natural Gas Distribution jurisdictions, as well as other income, interest expense (excluding transition and system restoration bonds), income taxes, preferred stock dividend requirements and the increase in share count. Merger-related financing represents February 1, 2019 through December 31, 2019 results only
(5) Please refer to slide 24 for September year-to-date variance walk

19

2020 GUIDANCE BASIS EPS TO BE PROVIDED ON Q4 EARNINGS CALL Nov 2019 Jan 2020 ✓ Enable 2020 • Finalize capital and guidance financial planning process Q4 2019 Feb 2020 • Expected timing Q4 CNP earnings call for Houston • 2020 guidance Electric rate (excluding Enable) case order • 5-year utility EPS growth • 5-year capital plan • Financing plan Notes: Refer to slide 2 for information on forward-looking statements and slide 3 for information on non-GAAP measures and 2019 earnings per share guidance assumptions that include assumptions for certain significant variables that may impact earnings. Guidance does not consider other potential impacts, such as changes in accounting standards or unusual items, including those from Enable, 20 earnings or losses from the change in the value of ZENS and related securities, or the timing effects of mark-to-market accounting in the Company’s Energy Services business and certain excluded impacts associated with the merger and potential impacts of the pending Houston Electric rate case.

AGENDA • Third Quarter Performance • Business Unit and Regulatory Highlights - Houston Electric – T&D - Natural Gas Distribution - Indiana Electric Scott Prochazka Scott • Midstream Update President and CEO and President • Strategic Objective • Third Quarter Consolidated EPS Drivers • Utility Highlights Xia Liu Xia • 2019 Guidance Basis EPS Forecast EVP and CFO and EVP • 2020 Guidance Basis EPS Outlook • Business Segment Operating Income Drivers • YTD Consolidated Guidance Basis EPS Drivers • Energy Services and Infrastructure Services Performance and Projections • Infrastructure Services Overview and Backlog Appendix • Regulatory Updates • Merger-Related Expenses Detail • Income, EPS and Operating Income Reconciliations 21

HOUSTON ELECTRIC – T&D: CORE OPERATING INCOME DRIVERS Q3 2019 V. Q3 2018 $41 $261 $9 $14 $9 $214 $9 $17 $3 Federal income tax expense is also decreased $ Millions $ $247 $197 (2) (3) Q3 2018 Houston TCJA revenue Rate relief Customer growth Other Depreciation and Q3 2019 Houston Electric - T&D Core reduction taxes Electric - T&D Core Operating Income (1) Operating Income (4) Operating Income, excluding equity return Equity return, primarily related to true-up proceeds Note: (1) Houston Electric – T&D Core Operating Income excludes $13 million from transition and system restoration bonds (2) Includes rate changes, exclusive of the TCJA impact (3) Includes lower operation and maintenance expenses of $29 million and higher usage of $12 million (weather alone accounted for $18 million of variance versus near normal weather for Q3 2018). These were partially offset by lower equity return of $3 million 22 (4) Houston Electric – T&D Core Operating Income excludes $8 million from transition and system restoration bonds

NATURAL GAS DISTRIBUTION: OPERATING INCOME DRIVERS Q3 2019 V. Q3 2018 $7 $7 $ Millions $ Federal income tax $3 $27 expense is also decreased $9 $3 $2 Q3 2018 Natural TCJA revenue Rate relief (1) Customer growth Other (2) Jurisdictions Q3 2019 Natural Gas Distribution reduction acquired in merger Gas Distribution Operating Income Operating Income Note: (1) Includes rate increases, exclusive of the TCJA impact 23 (2) Includes lower operation and maintenance expenses of $12 million, partially offset by decoupling normalization timing of $8 million

FIRST NINE MONTHS 2019 V. FIRST NINE MONTHS 2018 GUIDANCE BASIS EPS(1)



$1.24
$0.49
Primary Drivers:
↑ $0.29 Businesses Acquired in the Merger
↑ $0.12 Rate Relief
↑ $0.07 O&M Management
↑ $0.06 Customer Growth
↑ $0.02 Weather
↓ $0.05 Equity Return
↓ $0.02 Other
$0.08
Primary Drivers:
↑ $0.14 Businesses Acquired in the Merger
↓ $0.06 Energy Services
$0.01
Primary Drivers:
↑ Enable performance
$0.48
Primary Drivers:
↑ $0.08 Effective tax rate
↓ $0.48 Merger Financing
↓ $0.08 Interest and other
$1.34
Nine Months Ended 2018 Guidance Basis EPS (1)
Utility Operations Operating Income (2)
Energy Services and Infrastructure Services Operating Income(3)
Midstream Investments (4)
Other(5)
Nine Months Ended 2019 Guidance Basis EPS (1)

Note: All bars exclude certain merger integration and transaction related fees and expenses as well as financing impacts before the completion of the merger. Legacy Vectren results represented for February 1, 2019 through September 30, 2019 only. Bars for Utility Operations; Energy Services and Infrastructure Services; and Midstream Investments all utilize the 2018 tax rate and the 2018 share count

(1) Please refer to slide 35 for reconciliation to GAAP measures and slide 3 for information on non-GAAP measures
(2) Includes Houston Electric – T&D, Indiana Electric – Integrated and Natural Gas Distribution; excludes transition and system restoration bonds and TCJA revenue reductions.
(3) Energy Services excludes mark-to-market gain of $47 million in 2019 and loss of $71 million in 2018
(4) Please reference Enable's third quarter 2019 Form 10-Q and earnings materials dated November 6, 2019
(5) Includes the Corporate and Other segment, TCJA revenue reductions attributable to the Houston Electric – T&D and legacy CenterPoint Natural Gas Distribution jurisdictions, as well as other income, interest expense (excluding transition and system restoration bonds), income taxes, preferred stock dividend requirements and the increase in share count. Merger-related financing represents February 1, 2019 through September 30, 2019 results only

24

ENERGY SERVICES AND INFRASTRUCTURE SERVICES ADJUSTED OPERATING INCOME(1) Energy Services Infrastructure Services $84 - $94 Three Months Remaining $63 $66 $66 $56 $42 $47 $35 - $45 Three Months YTD Remaining YTD (2) 2016A 2017A 2018A 2019E (2) 2016A 2017A 2018A 2019E $60 $60 $ Millions $ $50 $50 $40 $40 $30 $30 $20 $20 $10 $10 $0 $0 ($10) ($10) 2017 2018 2019A 2017 2018 2019A ($20) ($20) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Note: Refer to slide 2 for information on forward-looking statements and slide 3 for information on non-GAAP measures and 2019 earnings per share guidance assumptions that include assumptions for certain significant variables that may impact earnings including weather, commodity prices and volume of work contracted 25 (1) Excludes Energy Services mark-to-market gains and losses and Infrastructure Services merger-related expenses (2) 2019 results include actuals for January 1, 2019 through September 30, 2019 and projections for October 1, 2019 through December 31, 2019. Infrastructure Services was not a part of CenterPoint Energy until February 1, 2019. January 2019 actual results included an operating loss of $10 million as part of Vectren and are reflected above. Refer to slide 38 for a reconciliation to GAAP measures

INFRASTRUCTURE SERVICES OVERVIEW • Long-term relationships with customers averages approximately 35 years with top 10 distribution customers • Building on history and reputation with addition of several significant new customers over the past few years • Three construction divisions: Distribution Transmission Municipal Revenue Composition (1) Pipeline Pipeline Pipeline As of September 30, 2019 construction and construction and construction and maintenance in maintenance in oil, repair in water and 3% natural gas natural gas and wastewater distribution liquids pipeline pipeline markets pipeline industry construction industry Geographic focus 51% Geographic focus within Midwest and 46% across 30 states Geographic focus Southern U.S. within Midwest and Northern U.S. Transmission Distribution Municipal 26 Note: (1) From the period February 1, 2019 through September 30, 2019

INFRASTRUCTURE SERVICES BACKLOG • Backlog represents the amount of revenue CIS expects to realize from work to be performed on uncompleted contracts in the next twelve months • CIS primarily operates under two types of contracts, both of which are generally less than 1 year and consist of fixed price, unit, and time and materials billing structure – Blanket contracts: master service agreement contracts billed at least monthly, with no contractual volume commitment – Bid contracts: contractual commitment of customer to specific service to be performed for specific price 12 Month Backlog (in millions) $996 $933 $938 $730 $455 $317 $301 32% $250 $616 $637 68% $480 $541 Q4'18 Q1'19 Q2'19 Q3'19(1) Blanket Bid 27 Note: CIS – CenterPoint Infrastructure Services (1) Approximately one-third of the $300 million single transmission project remains in backlog as of September 30, 2019

ELECTRIC OPERATIONS
Q3 2019 REGULATORY UPDATE

CenterPoint Energy

Mechanism	Annual Increase (Decrease) (1) (in millions)	Filing Date	Effective Date	Approval Date	Additional Information
CenterPoint Energy - Houston Electric (PUCT)					
Rate Case (1)	$155	Apr-19	TBD	TBD	On April 5, 2019, and subsequently adjusted in errata filings in May and June 2019, Houston Electric filed its base rate application with the PUCT and the cities in its service area to change its rates, seeking approval for revenue increases of approximately $194 million, excluding a rider to refund approximately $40 million annually over three years discussed below. This rate filing is based on a rate base of $6.4 billion, a 50% debt, 50% equity capital structure, and a 10.4% ROE. Houston Electric last filed for a base rate increase on June 30, 2010, with a test year ending December 31, 2009. Houston Electric also requested a prudency determination on all capital investments made since January 1, 2010, the establishment of a rider to refund over three years to its customers approximately $119 million of unprotected EDIT resulting from the TCJA, updated depreciation rates and approval to clarify and update various non-rate tariff provisions. Recovery of all reasonable and necessary rate case expenses for this case and certain prior rate case proceedings were severed into a separate proceeding. A hearing was held June 24–28, 2019. On September 16, 2019, the ALJs issued a PFD recommending a revenue increase of approximately $2.6 million based on a 55% debt, 45% equity capital structure, a 9.42% ROE, rate base reductions of approximately $350 million, operation and maintenance expense disallowances and certain "ring-fencing" measures. If the PFD were approved in its entirety, it would result, among other things, in a one-time refund obligation of capital previously recovered through Houston Electric's TCOS and DCRF mechanisms, and a pre-tax write-off of approximately $120 million for rate base disallowance of assets recorded in CenterPoint Energy's and Houston Electric's Condensed Consolidated Balance Sheets as of September 30, 2019. The amount of any refunds for previously recovered capital would be determined in a separate proceeding with the PUCT. Furthermore, the PFD recommends a separate proceeding with the PUCT to determine the amount, if any, of $158 million EDIT on Houston Electric's securitized assets to be provided to customers. Parties filed exceptions and replies to exceptions in October 2019. The PUCT has not yet begun deliberating on the PFD, which is prepared by judges at a different state agency. A final order from the PUCT is currently expected in the fourth quarter of 2019, but motions for rehearing, if granted, could result in the order being issued in 2020. CenterPoint Energy and Houston Electric cannot predict the outcome of the proceeding.

Note: Please see slides posted under regulatory information for additional detail (http://investors.centerpointenergy.com/regulatory-information)
EDIT – Excess Deferred Income Taxes; TCJA – Tax Cuts and Jobs Act; ALJ – Administrative Law Judge; PFD – Proposal for Decision TCOS – Transmission Cost of Service; DCRF – Distribution Cost Recovery Factor
(1) Represents proposed increases (decreases) when effective date and/or approval date is not yet determined. Approved rates could differ materially from proposed rates

28

ELECTRIC OPERATIONS
Q3 2019 REGULATORY UPDATE

Mechanism	Annual Increase (Decrease) (1) (in millions)	Filing Date	Effective Date	Approval Date	Additional Information
CenterPoint Energy - Houston Electric (PUCT)					
EECRF	$7	May-19	Mar-2020	Oct-2019	The PUCT issued a final order in October 2019 approving recovery of 2020 EECRF of $35 million, including a $7 million performance bonus.
CenterPoint Energy - Indiana Electric (IURC)					
TDSIC	3	Feb-19	May-19	May-19	Requested an increase of $24 million to rate base, which reflects a $3 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism also includes refunds associated with the TCJA, resulting in a change of $5 million, and a change in the total (over)/under-recovery variance of $5 million annually.
TDSIC (1)	4	Aug-19	Nov-19	TBD	Requested an increase of $35 million to rate base, which reflects a $4 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism also includes a change in (over)/under-recovery variance of $4 million annually.
ECA - MATS	13	Feb-18	Jan-19	Apr-19	Requested an increase of $58 million to rate base, which reflects a $13 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism includes recovery of prior accounting deferrals associated with investments (depreciation, carrying costs, operating expenses).
CECA	2	Feb-19	Jun-19	May-19	Requested an increase of $13 million to rate base related to solar pilot investments, which reflects a $2 million annual increase in current revenues. Additional solar investment to supply 50 MW of solar capacity is approved and will be included for recovery once completed in 2021.

Note: Please see slides posted under regulatory information for additional detail (http://investors.centerpointenergy.com/regulatory-information)
EECRF – Energy Efficiency Cost Recovery Factor; TDSIC – Transmission, Distribution and Storage System Improvement Charge; ECA – Environmental Cost Adjustment; CECA – Clean Energy Cost Adjustment
(1) Represents proposed increases (decreases) when effective date and/or approval date is not yet determined. Approved rates could differ materially from proposed rates

29

NATURAL GAS DISTRIBUTION Q3 2019 REGULATORY UPDATE

Mechanism	Annual Increase (Decrease) [1] (in millions)	Filing Date	Effective Date	Approval Date	Additional Information
CenterPoint Energy and CERC - Beaumont/East Texas, South Texas, Houston and Texas Coast (Railroad Commission)					
GRIP	$20	Mar-19	Jul-19	Jun-19	Based on net change in invested capital of $123 million.
CenterPoint Energy and CERC – Houston and Texas Coast (Railroad Commission)					
Administrative 104.111	N/A	Aug-19	TBD	TBD	On August 1, 2019, and subsequent supplemental filings in August and October 2019, Houston and Texas Coast proposed a rider to refund over three years to its Houston and Texas Coast customers combined, approximately $18 million of unprotected EDIT related to the TCJA.
CenterPoint Energy and CERC - Arkansas (APSC)					
FRP	7	Apr-19	Oct-19	Aug-19	Based on ROE of 9.5% approved in the last rate case. On August 23, 2019, the APSC approved a unanimous comprehensive settlement that results in an FRP revenue increase of $7 million and includes additional non-monetary items.
CenterPoint Energy and CERC - Louisiana (LPSC)					
RSP[1]	3	Sep-19	Dec-19	TBD	Based on ROE of 9.95%
CenterPoint Energy and CERC – Minnesota (MPUC)					
CIP Financial Incentive	11	May-19	Oct-19	Sep-19	CIP Financial Incentive based on 2018 activity.
Decoupling	N/A	Sep-19	Sep-19	TBD	Represents over-recovery of $21 million recorded for and during the period July 1, 2018 through June 30, 2019, partially offset by over-refund of $2 million related to the period July 1, 2017 through June 30, 2018.
Rate Case[1]	62	Oct-19	TBD	TBD	Reflects a proposed 10.15% ROE on a 51.39% equity ratio. Interim rates reflecting an annual increase of $53 million requested to be effective January 1, 2020.

Note: Please see slides posted under regulatory information for additional detail (http://investors.centerpointenergy.com/regulatory-information)
GRIP – Gas Reliability Infrastructure Program; FRP – Formula Rate Plan; CIP – Conservation Improvement Program
(1) Represents proposed increases (decreases) when effective date and/or approval date is not yet determined. Approved rates could differ materially from proposed rates

30

NATURAL GAS DISTRIBUTION Q3 2019 REGULATORY UPDATE

Mechanism	Annual Increase (Decrease) (1) (in millions)	Filing Date	Effective Date	Approval Date	Additional Information
CenterPoint Energy and CERC - Mississippi (MPSC)					
RRA (1)	$2	May-19	TBD	TBD	Based on ROE of 9.26%.
CenterPoint Energy and CERC - Oklahoma (OCC)					
PBRC	2	Mar-19	Sep-19	Aug-19	Based on ROE of 10%. On July 26, 2019, the ALJ recommended that the OCC approve an increase of $2 million. On August 29, 2019, the OCC approved the ALJ-recommended revenue increase of $2 million.
CenterPoint Energy - Indiana South - Gas (IURC)					
CSIA	3	Oct-18	Jan-19	Jan-19	Requested an increase of $16 million to rate base, which reflects a $3 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism also includes refunds associated with the TCJA, resulting in a change of $(1) million, and a change in the total (over)/under-recovery variance of $(3) million annually.
CSIA	5	Apr-19	Jul-19	Jul-19	Requested an increase of $22 million to rate base, which reflects a $5 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until the next rate case. The mechanism also includes refunds associated with the TCJA, resulting in no change to the previous credit provided, and a change in the total (over)/under-recovery variance of $3 million annually.
CSIA (1)	3	Oct-19	Jan-20	TBD	Requested an increase of $18 million to rate base, which reflects a $3 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until the next rate case. The mechanism also includes refunds associated with the TCJA, resulting in no change to the previous credit provided, and a change in the total (over)/under-recovery variance of $(0.2) million annually.

Note: Please see slides posted under regulatory information for additional detail (http://investors.centerpointenergy.com/regulatory-information)
RRA – Rate Regulation Adjustment; PBRC – Performance Based Rate Change; CSIA – Compliance and System Improvement Adjustment
(1) Represents proposed increases (decreases) when effective date and/or approval date is not yet determined. Approved rates could differ materially from proposed rates

31

NATURAL GAS DISTRIBUTION Q3 2019 REGULATORY UPDATE

CenterPoint Energy

Mechanism	Annual Increase (Decrease) (1) (in millions)	Filing Date	Effective Date	Approval Date	Additional Information
CenterPoint Energy - Indiana North - Gas (IURC)					
CSIA	$3	Oct-18	Jan-19	Jan-19	Requested an increase of $54 million to rate base, which reflects a $3 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism also includes refunds associated with the TCJA, resulting in a change of $(11) million, and a change in the total (over)/under-recovery variance of $(19) million annually.
CSIA	12	Apr-19	Jul-19	Jul-19	Requested an increase of $58 million to rate base, which reflects a $12 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism also includes refunds associated with the TCJA, resulting in no change to the previous credit provided, and a change in the total (over)/under-recovery variance of $14 million annually.
CSIA(1)	4	Oct-19	Jan-20	TBD	Requested an increase of $29 million to rate base, which reflects a $4 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism also includes refunds associated with the TCJA, resulting in no change to the previous credit provided, and a change in the total (over)/under-recovery variance of $(7) million annually.
CenterPoint Energy - Ohio (PUCO)					
DRR	11	May-19	Sep-19	Aug-19	Requested an increase of $78 million to rate base for investments made in 2018, which reflects a $11 million annual increase in current revenues. A change in (over)/under-recovery variance of $(3) million annually is also included in rates. All pre-2018 investments are included in rate case request.
Rate Case	23	Mar-18	Sep-19	Aug-19	Settlement agreement approved by PUCO Order that provides for a $23 million annual increase in current revenues. Order based upon $622 million of total rate base, a 7.48% overall rate of return, and extension of conservation and DRR programs.
TSCR (1)	(18)	Jan-19	TBD	TBD	Application to flow back to customers certain benefits from the TCJA. Initial impact reflects credits for 2018 of $(10) million and 2019 of $(8) million, with mechanism to begin subsequent to new base rates. Order is expected in the fourth quarter of 2019 or early 2020.

32

Note: Please see slides posted under regulatory information for additional detail (http://investors.centerpointenergy.com/regulatory-information)

CSIA – Compliance and System Improvement Adjustment; DRR – Distribution Replacement Rider; TSCR – Tax Savings Credit Rider

SUMMARY OF MERGER-RELATED EXPENSES[1]

CenterPoint Energy

($ in millions)	Quarter Ended September 30, 2019 O&M Expense	Quarter Ended September 30, 2019 Amortization of Intangibles[3]	Quarter Ended September 30, 2019 Total Impact	Nine Months Ended September 30, 2019 O&M Expense[2]	Nine Months Ended September 30, 2019 Amortization of Intangibles[3]	Nine Months Ended September 30, 2019 Total Impact
Houston Electric - T&D	$ -	$ -	$ -	$ 10	$ -	$ 10
Indiana Electric - Integrated	-	-	-	20	-	20
Natural Gas Distribution[4]	1	-	1	54	-	54
Infrastructure Services	-	6	6	13	15	28
Corporate and Other[5]	18	1	19	64	3	67
Operating Income Impact	$ 19	$ 7	$ 26	$ 161	$ 18	$ 179

($ in millions)	Quarter Ended September 30, 2018 O&M Expense	Quarter Ended September 30, 2018 Amortization of Intangibles	Quarter Ended September 30, 2018 Total Impact	Nine Months Ended September 30, 2018 O&M Expense[2]	Nine Months Ended September 30, 2018 Amortization of Intangibles	Nine Months Ended September 30, 2018 Total Impact
Corporate and Other	$ 5	$ -	$ 5	$ 32	$ -	$ 32
Operating Income Impact	$ 5	$ -	$ 5	$ 32	$ -	$ 32

Notes:
(1) Represents certain impacts reported in operating income which are excluded from guidance basis EPS
(2) 2019 amount primarily consists of severance and incentive compensation costs; 2018 amount primarily consists of transaction costs
(3) Attributable to construction backlog; reported in non-utility cost of revenues, including natural gas
(4) Includes $10 million attributable to legacy CenterPoint Natural Gas Distribution jurisdictions and $44 million attributable to new jurisdictions acquired through the merger
(5) Includes amounts associated with Energy Systems Group (ESG)

33

RECONCILIATION: INCOME AND DILUTED EPS TO ADJUSTED INCOME AND ADJUSTED DILUTED EPS USED IN PROVIDING ANNUAL EARNINGS GUIDANCE

CenterPoint Energy

	Quarter Ended			
	September 30, 2019		September 30, 2018	
	Dollars in millions	Diluted EPS [1]	Dollars in millions	Diluted EPS [1]
Consolidated income available to common shareholders and diluted EPS	$ 241	$ 0.47	$ 153	$ 0.35
Timing effects impacting CES[2]:				
Mark-to-market (gains) losses (net of taxes of $1 and $0)[3]	1	-	(1)	-
ZENS-related mark-to-market (gains) losses:				
Marketable securities (net of taxes of $12 and $9) [3][4]	(47)	(0.09)	(34)	(0.08)
Indexed debt securities (net of taxes of $12 and $10) [3]	50	0.10	34	0.08
Consolidated on a guidance basis	$ 245	$ 0.48	$ 152	$ 0.35
Impacts associated with the Vectren merger (net of taxes of $5 and $2) [3]	20	0.05	18	0.04
Consolidated on a guidance basis, excluding impacts associated with the Vectren merger	$ 265	$ 0.53	$ 170	$ 0.39

Notes: Refer to slide 3 for information on non-GAAP measures
(1) Quarterly diluted EPS on both a GAAP and guidance basis are based on the weighted average number of shares outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS
(2) Energy Services segment
(3) Taxes are computed based on the impact removing such item would have on tax expense
(4) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.

34

RECONCILIATION: INCOME AND DILUTED EPS TO ADJUSTED INCOME AND ADJUSTED DILUTED EPS USED IN PROVIDING ANNUAL EARNINGS GUIDANCE

CenterPoint Energy

	Nine Months Ended							
	September 30, 2019				September 30, 2018			
	Dollars in millions		Diluted EPS [1]		Dollars in millions		Diluted EPS [1]	
Consolidated income available to common shareholders and diluted EPS	$	546	$	1.08	$	243	$	0.56
Timing effects impacting CES[2]:								
Mark-to-market (gains) losses (net of taxes of $11 and $17)[3]		(36)		(0.08)		54		0.13
ZENS-related mark-to-market (gains) losses:								
Marketable securities (net of taxes of $43 and $14)[3][4]		(163)		(0.32)		(52)		(0.12)
Indexed debt securities (net of taxes of $45 and $67)[3][5]		171		0.34		249		0.57
Consolidated on a guidance basis	$	518	$	1.02	$	494	$	1.14
Impacts associated with the Vectren merger:								
Merger impacts other than the increase in share count (net of taxes of $39 and $10)[3]		146		0.30		44		0.10
Impact of increased share count on EPS		-		0.02		-		-
Total merger impacts		146		0.32		44		0.10
Consolidated on a guidance basis, excluding impacts associated with the Vectren merger	$	664	$	1.34	$	538	$	1.24

Notes: Refer to slide 3 for information on non-GAAP measures

(1) Quarterly diluted EPS on both a GAAP and guidance basis are based on the weighted average number of shares outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS
(2) Energy Services segment
(3) Taxes are computed based on the impact removing such item would have on tax expense
(4) As of and after June 14, 2018, comprised of common stock of AT&T Inc. and Charter Communications, Inc. Prior to June 14, 2018, comprised of common stock of Time Warner Inc. and Charter Communications, Inc. Results prior to January 31, 2018 also included common stock of Time Inc.
(5) 2018 results include amount associated with the acquisition of Time Warner Inc. by AT&T Inc. as well as the Meredith tender offer for Time Inc. common stock

35

RECONCILIATION: INCOME AND DILUTED EPS TO ADJUSTED INCOME AND ADJUSTED DILUTED EPS USED IN PROVIDING ANNUAL EARNINGS GUIDANCE Quarter Ended December 31, 2018 Dollars in millions Diluted EPS Consolidated income available to common shareholders and diluted EPS $ 90 $ 0.18 Timing effects impacting CES(1): Mark-to-market (gains) losses (net of taxes of $9)(2) 30 0.06 ZENS-related mark-to-market (gains) losses: Marketable securities (net of taxes of $19)(2)(3) 69 0.13 Indexed debt securities (net of taxes of $18)(2) (66) (0.13) Consolidated on a guidance basis $ 123 $ 0.24 Impacts associated with the Vectren merger Merger impacts excluding increase in share count (net of taxes of $2)(2) 37 0.07 Impact of increased share count on EPS - 0.05 Total merger impacts 37 0.12 Consolidated on a guidance basis, excluding impacts associated with the Vectren merger $ 160 $ 0.36 Notes: Refer to slide 3 for information on non-GAAP measures (1) Energy Services segment 36 (2) Taxes are computed based on the impact removing such item would have on tax expense (3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc

RECONCILIATION: INCOME AND DILUTED EPS TO ADJUSTED INCOME AND ADJUSTED DILUTED EPS USED IN PROVIDING ANNUAL EARNINGS GUIDANCE

CenterPoint Energy

	Twelve Months Ended December 31, 2018	
	Dollars in millions	Diluted EPS
Consolidated income available to common shareholders and diluted EPS	$ 333	$ 0.74
Midstream Investments	(223)	(0.49)
Utility Operations [1]	110	0.25
Timing effects impacting CES[2]:		
Mark-to-market (gains) losses (net of taxes of $26)[3]	84	0.18
ZENS-related mark-to-market (gains) losses:		
Marketable securities (net of taxes of $5) [3][4]	17	0.04
Indexed debt securities (net of taxes of $49) [3][5]	183	0.40
Utility operations earnings on an adjusted guidance basis	$ 394	$ 0.87
Adjusted net income and adjusted diluted EPS used in providing earnings guidance:		
Utility Operations on a guidance basis	$ 394	$ 0.87
Midstream Investments	223	0.49
Consolidated on a guidance basis	$ 617	$ 1.36
Impacts associated with the Vectren merger:		
Merger impacts other than the increase in share count (net of taxes of $12) [3]	81	0.18
Impact of increased share count on Utility EPS	-	0.04
Impact of increased share count on Midstream EPS	-	0.02
Total merger impacts	81	0.24
Utility Operations on a guidance basis, excluding impacts associated with the Vectren merger	$ 475	$ 1.09
Midstream Investments excluding impacts associated with the Vectren merger	223	0.51
Consolidated on a guidance basis, excluding impacts associated with the Vectren merger	$ 698	$ 1.60

Notes: Refer to slide 3 for information on non-GAAP measures
(1) CenterPoint earnings excluding Midstream Investments
(2) Energy Services segment
(3) Taxes are computed based on the impact removing such item would have on tax expense
(4) As of and after June 14, 2018, comprised of common stock of AT&T Inc. and Charter Communications, Inc. Prior to June 14, 2018, comprised of common stock of Time Warner Inc. and Charter Communications, Inc. Results prior to January 31, 2018 also included common stock of Time Inc.
(5) 2018 results include amount associated with the acquisition of Time Warner Inc. by AT&T Inc. as well as the Meredith tender offer for Time Inc. common stock

37

RECONCILIATION: OPERATING INCOME TO ADJUSTED OPERATING INCOME FOR CES AND CIS

CenterPoint Energy

	CES				CIS			
	Year Ended				Year Ended			
	2016	2017	2018	2019E[(1)(4)]	2016	2017	2018	2019E[(1)(4)]
	(Dollars in Millions)							
Operating Income on GAAP Basis	$ 21	$ 126	$ (47)	$ 87	$ 56	$ 66	$ 66	$ 61
CES mark-to-market (gains) losses[(2)]	21	(79)	110	(47)	-	-	-	-
Merger-related expenses [(3)]	-	-	-	-	-	-	-	28
Adjusted Operating Income	$ 42	$ 47	$ 63	$ 40	$ 56	$ 66	$ 66	$ 89

Notes: Refer to slide 2 for information on forward-looking statements and slide 3 for information on non-GAAP measures and 2019 earnings per share guidance assumptions that include assumptions for certain significant variables that may impact earnings including weather, commodity prices and volume of work contracted. CES - CenterPoint Energy Services; CIS - CenterPoint Energy Infrastructure Services

(1) 2019 results include actuals for January 1, 2019 through September 30, 2019 and projections for October 1, 2019 through December 31, 2019. Infrastructure Services was not a part of CenterPoint Energy until February 1, 2019. January 2019 actual results included an operating loss of $10 million as part of Vectren and are reflected above

(2) 2019 amount is for the nine months ended September 30, 2019. The Company is unable to present a quantitative reconciliation of forward-looking adjustments used in providing earnings guidance

(3) Includes severance and incentive compensation costs, as well as amortization of intangibles attributable to construction backlog for the nine months ended September 30, 2019. The Company is unable to present a quantitative reconciliation of forward-looking adjustments used in providing earnings guidance

(4) Represents the midpoint of the 2019 operating income estimates presented on slide 25

38